Supplement dated June 26, 2019
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Alternative Beta Fund (the Fund)	10/1/2018
On June 21, 2019, the Fund's Board of Trustees approved changes to the Fund's name and principal investment strategies, and the addition of AQR Capital Management, LLC (AQR) and QMA LLC (QMA) as subadvisers to each manage a portion of the Fund's assets beginning in the third quarter of 2019. As a result, effective on or about August 1, 2019 (the Effective Date), the Fund’s name is changed to Columbia Multi Strategy Alternatives Fund. Accordingly, on the Effective Date, all references in the Prospectus to Columbia Alternative Beta Fund are hereby deleted and replaced with Columbia Multi Strategy Alternatives Fund. In addition, as of the Effective Date (or such other date noted below), the changes described in this Supplement are hereby made to the Fund’s Prospectus.
As of the Effective Date (or such other date noted below), the information under the subsection "Principal Investment Strategies" in the "Summary of the Fund" section is hereby superseded and replaced with the following:
Under normal circumstances, the Fund employs alternative investment strategies that seek to identify and capitalize in the market upon changes in macroeconomic fundamentals, market inefficiencies, market behavioral biases, market mis-pricings, risk premia, and other market factors or events within equity, fixed income, interest rate, commodities and currency markets around the world, including emerging markets. The Fund uses alternative investment strategies in seeking to achieve its investment objective of absolute (positive) returns over a complete market cycle, which, for stocks and bonds can be measured from market peak to peak or from market trough to trough.
Alternative investment and other strategies used within the Fund may include carry, currency, curve, global macroeconomic (global macro), global tactical asset allocation, low beta, momentum, mortgage-related asset opportunities, value, and volatility strategies, which may be pursued through investment in long/short securities positions, derivatives, and other instruments and assets.
Effective in the third quarter of 2019, the Fund pursues its investment objective by allocating its assets among different asset managers. The Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) and investment subadvisers (Subadvisers) each provide day-to-day portfolio management for a portion of the Fund’s assets, or sleeve of the Fund. Columbia Management is also responsible for oversight of the Subadvisers. The Fund’s Subadvisers are AQR Capital Management, LLC (AQR) and QMA LLC (QMA). Columbia Management, subject to the oversight of the Fund’s Board of Trustees, determines the allocation of the Fund’s assets to each sleeve (including sleeves it manages, as well as those managed by the Subadvisers), and may change these allocations at any time. Columbia Management and the Subadvisers act independently of each other and use their own methodologies for selecting investments.
Columbia Management employs the following strategies in separate sleeves seeking to achieve the Fund’s investment objective: Alternative Beta, G10 Currency, Global Tactical Asset Allocation (GTAA), and Mortgage Opportunities, as well as a Liquidity sleeve. Each of AQR and QMA employs a global macro strategy. Each of these sleeves is described below.
The Fund is actively managed and seeks exposure to a broad range of markets, asset classes and market sectors economically tied to U.S. and foreign, including emerging, markets (both exchange-traded and over-the-counter instruments). While the Fund anticipates having exposure among the various sleeves under normal circumstances, there is no maximum or minimum exposure the Fund may have to any specific asset class, market sector, currency, or instrument.
The derivative instruments (both exchange-traded and over-the-counter instruments) in which the Fund may invest include forwards, futures, options, structured investments, and swaps (such as total return swaps, which the Fund expects to invest in significantly). The Fund typically will not gain investment exposure to the commodities markets directly, but may do so indirectly through investment in one or more Subsidiaries (as defined below). The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset, instrument, or other reference, to increase market exposure and investment flexibility, or to obtain or reduce particular exposures.
The Fund expects to have significant investment leverage (market exposure substantially in excess of the Fund’s assets) as a result of certain of its investments (e.g., derivatives). The Investment Manager anticipates that the Fund’s net notional investment exposure will be approximately 250 - 900% of the net assets of the Fund in the market environment that the Investment Manager expects to be the most frequent, although leverage may be significantly higher or lower in other market environments or when the Investment Manager otherwise believes conditions so warrant.
The Fund may invest in its investments directly, or indirectly by investing up to 25% of its total assets in one or more offshore, wholly-owned subsidiaries (each, a Subsidiary, and, collectively, the Subsidiaries). Generally, Subsidiaries will invest primarily in commodity-linked derivatives, but they may also invest in other instruments such as financial
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futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered under the Investment Company Act of 1940, as amended (the 1940 Act), and other investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions.
Unlike the Fund (which is subject to limitations under U.S. federal income tax laws), Subsidiaries may invest without limitation in commodity-linked derivatives; however, the Fund, in combination with its Subsidiaries, will comply with the same 1940 Act asset coverage requirements with respect to the Subsidiaries’ investments in commodity-linked derivatives that are applicable to the Fund’s direct transactions in derivatives.
The equity securities, instruments or assets in which the Fund may invest (or have investment exposure to) include issuers of any market capitalization located throughout the world (including the U.S. and emerging markets) across various investment styles (e.g., growth- and value-oriented styles), which may include common stocks, preferred stocks, convertible securities, depositary receipts, listed private equity, and real estate investment trusts (REITs) and instruments of similar entities formed under the laws of non-U.S. countries.
The fixed income securities, instruments or assets in which the Fund may invest (or have investment exposure to) include those of governments throughout the world (including the U.S. and emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises, debt securities of non-governmental issuers (e.g., corporate issuers) throughout the world (including the U.S. and emerging markets), debt securities of any credit quality/rating (including below investment grade debt securities, commonly known as “high-yield” or “junk” bonds) or debt securities that are unrated, mortgage-related assets (as described below), asset-backed securities (including those backed by consumer assets), floating rate loans, bank loans, loan assignments and loan participations, bankruptcy or trade claims, exchange-traded notes, cash/cash equivalents, and inflation-hedging assets, with exposure to governments including sovereign and quasi-sovereign debt investments.
Mortgage-related assets may be issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the U.S. Government, and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the U.S. Treasury or backed by the full faith and credit of the U.S. Government. The Fund’s investments in mortgage-related assets also include investments in stripped mortgage-backed securities such as interest-only (IO), principal-only (PO) and inverse interest-only (IIO) securities.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
There is no limitation on the credit quality/rating, maturity or duration of the instruments to which the Fund may have investment exposure.
From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies, including emerging markets currencies.
The Fund may take both long and short positions in all of its investments. The Fund may at any time have either a net long exposure or a net short exposure to markets, and the Fund’s portfolio is not managed to maintain any fixed net long or net short market exposure. The Fund may also take long or short positions using derivative instruments.
The Fund may purchase securities in private placements, repurchase agreements, and exchange-traded funds (ETFs).
The Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets for investment purposes or to meet its segregation obligations as a result of its investments in derivatives. In certain market conditions, the Fund may have no market positions (i.e., the Fund may hold only cash and cash equivalents) when the Investment Manager believes it is in the best interests of the Fund.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
As of the Effective Date, the information under the subsection "Principal Risks" in the "Summary of the Fund" section is hereby revised to add the following as Principal Risks of the Fund (Multi-Adviser Risk is added when the Subadvisers are each anticipated to begin managing a portion of the Fund's assets in third quarter 2019):
Allocation Risk. The Fund uses asset and risk allocation strategies in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes or investments will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected. Although the Fund will pursue its objective by allocating investment risks across asset classes that may react differently to various market states, there is no guarantee that it will be successful. The portfolio managers may not correctly estimate expected returns, volatility and correlations of various asset classes, causing the Fund’s risk allocation methodology to fail to meet the Fund’s investment objective.

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Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than other securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy suffers more than that of a Fund not following a momentum strategy.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Multi-Adviser Risk. The Fund has multiple advisory firms that each manage a portion of the Fund’s net assets on a daily basis. Each adviser makes investment decisions independently from the other adviser(s). It is possible that the security selection process of one adviser will not complement or may conflict or even contradict that of the other adviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single adviser, which could adversely affect the Fund's performance.
Stripped Mortgage-Backed Securities Risk. Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet portfolio management’s perceived value assessment of that security, or may decline in price, even though portfolio management believes the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to portfolio management’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
The rest of the section remains the same.

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In connection with the Fund's revised Principal Investment Strategies in this Supplement, the fourth paragraph under the subsection "Performance Information" in the "Summary of the Fund" section is hereby superseded and replaced with the following:
The Fund’s performance reflects returns achieved by the Investment Manager prior to changes made to the Fund's Principal Investment Strategies beginning on or about August 1, 2019. If the Fund’s revised Principal Investment Strategies had been in place for the prior periods, results shown may have been different.
The rest of the section remains the same.
Effective immediately, the information under the subsection "Fund Management" in the "Summary of the Fund" section is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Sleeve Managed	Managed Fund Since
Marc Khalamayzer, CFA	Senior Portfolio Manager and Head of Liquid Alternatives	Co-Portfolio Manager and Fund Asset Allocation Team Member	Alternative Beta Sleeve and Liquidity Sleeve	2015
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Co-Portfolio Manager and Fund Asset Allocation Team Member	Alternative Beta Sleeve, Liquidity Sleeve and GTAA Sleeve	2015 August 2019
Matthew Ferrelli, CFA	Analyst	Co-Portfolio Manager and Fund Asset Allocation Team Member	Alternative Beta Sleeve and Liquidity Sleeve	June 2019
Dan Boncarosky, CFA	Portfolio Manager	Sleeve Manager	GTAA Sleeve	August 2019
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Sleeve Manager	G10 Currency Sleeve	August 2019
Corey Lorenzen, CFA	Associate Portfolio Manager	Sleeve Manager	G10 Currency Sleeve	August 2019
Jason Callan	Senior Portfolio Manager and Head of Structured Assets	Sleeve Manager	Mortgage Opportunities Sleeve	August 2019
Tom Heuer, CFA	Senior Portfolio Manager	Sleeve Manager	Mortgage Opportunities Sleeve	August 2019
Ryan Osborn, CFA	Senior Portfolio Manager	Sleeve Manager	Mortgage Opportunities Sleeve	August 2019
Effective in the third quarter of 2019, the information under the subsection "Fund Management" in the "Summary of the Fund" section is hereby revised to add the following:
Subadviser: AQR Capital Management, LLC (AQR)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jordan Brooks, Ph.D.	Principal of AQR	Sleeve Manager	Third Quarter 2019
David Kupersmith	Principal of AQR	Sleeve Manager	Third Quarter 2019
Lars Nielsen	Principal of AQR	Sleeve Manager	Third Quarter 2019
Ashwin Thapar	Managing Director of AQR	Sleeve Manager	Third Quarter 2019
Subadviser: QMA LLC (QMA)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Marco Aiolfi, Ph.D.	Principal and Portfolio Manager of QMA	Sleeve Manager	Third Quarter 2019
Yesim Tokat-Acikel, Ph.D.	Principal and Portfolio Manager of QMA	Sleeve Manager	Third Quarter 2019
As of the Effective Date (or such other date noted below), the information under the subsection "Principal Investment Strategies" in the "More Information About the Fund" section is hereby superseded and replaced with the following:
Under normal circumstances, the Fund employs alternative investment strategies that seek to identify and capitalize in the market upon changes in macroeconomic fundamentals, market inefficiencies, market behavioral biases, market mis-pricings, risk premia, and other market factors or events within equity, fixed income, interest rate,

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commodities and currency markets around the world, including emerging markets. The Fund uses alternative investment strategies in seeking to achieve its investment objective of absolute (positive) returns over a complete market cycle, which, for stocks and bonds can be measured from market peak to peak or from market trough to trough.
Alternative investment and other strategies used within the Fund may include carry, currency, curve, global macroeconomic (global macro), global tactical asset allocation, low beta, momentum, mortgage-related asset opportunities, value, and volatility strategies, which may be pursued through investment in long/short securities positions, derivatives, and other instruments and assets. In general, beta is a measure of price volatility resulting from general market movements. In general, alpha is a measure of performance, whereby the excess return of an investment relative to the return of a benchmark index is the investment’s alpha.
Effective in the third quarter of 2019, the Fund pursues its investment objective by allocating its assets among different asset managers. The Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) and investment subadvisers (Subadvisers) each provide day-to-day portfolio management for a portion of the Fund’s assets, or sleeve of the Fund. Columbia Management is also responsible for oversight of the Subadvisers. The Fund’s Subadvisers are AQR Capital Management, LLC (AQR) and QMA LLC (QMA). Columbia Management, subject to the oversight of the Fund’s Board of Trustees, determines the allocation of the Fund’s assets to each sleeve (including sleeves it manages, as well as those managed by the Subadvisers), and may change these allocations at any time. Columbia Management and the Subadvisers act independently of each other and use their own methodologies for selecting investments.
Columbia Management is responsible for allocating the Fund’s assets among the various sleeves. It is anticipated that the Columbia Management Sleeves will comprise approximately 50% of the Fund’s assets and the other 50% of the Fund’s assets will be allocated to AQR and QMA, but Columbia Management may alter this allocation in its discretion without notice.
Columbia Management Sleeves
The Columbia Management sleeves are the Alternative Beta Sleeve, G10 Currency Sleeve, Global Tactical Asset Allocation Sleeve (GTAA), Mortgage Opportunities Sleeve and the Liquidity Sleeve, each as described below. The Investment Manager identifies alternative strategies, asset classes and other strategies for investment of the Fund’s assets based on a number of qualitative and quantitative factors and methods, including an assessment of their expected relative return, risk, volatility, and correlation with the performance of other asset classes, strategies and major market indices. The Investment Manager also considers market, economic and other conditions, events or factors, and has the flexibility to adjust its sleeve investments, at any time, to position its portion of the portfolio for anticipated conditions, events or factors. The strategies that may be used by the Investment Manager within the Fund include, among others, long, short and other strategies intended to generate returns that are not dependent on overall market direction.
It is anticipated that typically each of the Alternative Beta Sleeve, G10 Currency Sleeve and Global Tactical Asset Allocation Sleeve will comprise up to 15% of the Fund’s assets and that the Mortgage Opportunities Sleeve will typically comprise between 25% and 50% of the Fund’s assets, but the Investment Manager may alter these ranges in its discretion without notice.
Columbia Management Alternative Beta Sleeve
This sleeve uses one or more of the following strategies:
Carry premium strategies own investments with higher yields while short selling those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek long exposure by buying high-yielding assets and short exposure by selling low-yielding assets.
Curve premium strategies favor investments that would position the Fund’s fixed income exposure to profit from an expected change in the shape of the yield curve, based on economic, market or other data.
Low beta premium strategies own investments with lower forecasted betas while short selling investments with higher forecasted betas, seeking to capture the tendency for lower beta investments to outperform higher beta investments over time.
Momentum premium strategies favor investments that have performed relatively well over those that have underperformed, seeking to capture the tendency that an asset’s recent relative performance will continue. Examples of momentum strategies include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Value premium strategies favor investments that appear cheap (or under-valued) over those that appear expensive based on fundamental measures related to price (e.g., price-to-earnings and price-to-book ratios for selecting equities), seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets.
Volatility premium strategies seek to capture returns from market participants’ tendency to overpay for volatility protection. Historically, the average implied volatility of index options has exceeded the realized volatility of the underlying index. This difference represents the volatility premium, or the market participants’ willingness to pay for protection against losses when volatility suddenly increases.

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Columbia Management G10 Currency Sleeve
This sleeve seeks to provide shareholders with positive absolute return. The sleeve seeks to generate positive total returns from the income produced by short-term debt obligations, plus (minus) the gain (loss) resulting from the fluctuations in the values of various foreign currencies relative to the dollar.
Columbia Management Global Tactical Asset Allocation (GTAA) Sleeve
This sleeve uses fundamental and quantitative methods to identify and capitalize on short-term mis-pricings within and across traditional asset classes and markets, such as stocks and bonds. These strategies seek opportunities to earn returns from price movements of broad markets. For instance, if the Investment Manager believes the U.S. equity market is under-valued, the Investment Manager may seek to capitalize on this mis-pricing by investing in futures on a U.S. equities index. The Investment Manager may also use fundamental and quantitative methods to identify and capitalize on systemic and structural market inefficiencies.
Columbia Management Mortgage Opportunities Sleeve
This sleeve is a non-traditional bond strategy that invests in mortgage-related assets, which include, but are not limited to, long and short positions in mortgage-related securities that are either issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, mortgage-related securities issued by non-U.S. governments, and residential and commercial mortgage-backed securities issued by non-governmental entities, as well as other asset-backed securities -- all of which may be represented by derivatives.
Columbia Management Liquidity Sleeve
Columbia Management is also responsible for managing cash flows into and out of the Fund resulting from the purchase and redemption of Fund shares. Columbia Management typically invests this sleeve in U.S. government securities, high-quality, short-term debt instruments (including investments in affiliated or unaffiliated money market funds), ETFs and futures (including index futures). Columbia Management may also use these instruments to manage the Fund’s overall risk exposure.
AQR Sleeve (effective third quarter 2019)
AQR uses a global macro strategy within its sleeve of the Fund, investing globally across a wide range of asset classes, including equities, fixed income, currencies and commodities, and may take both long and short positions in each of the asset classes or instruments (including derivative instruments) in which the Fund may invest. AQR has the flexibility to shift its allocation within its portion of the Fund’s portfolio across asset classes and markets around the world, including emerging markets, based on an assessment of their relative attractiveness. AQR uses a bottom-up systematic process that considers multiple indicators of attractiveness in determining whether to take a long and/or short position in an instrument or asset class, including but not limited to: macroeconomic data, value, momentum, carry and defensive.
Macroeconomic data: AQR seeks to evaluate the impact of macroeconomic news and macroeconomic trends on the attractiveness of instruments and asset classes around the world. Macroeconomic themes considered include, but are not limited to, business cycles, international trade, monetary policy, investor sentiment and asset-specific fundamentals.
The evaluation of macroeconomic attractiveness includes both quantitative and qualitative components.
■	Quantitative analysis measures an instrument’s attractiveness based on the evolution of key macroeconomic measures. These measures include, but are not limited to, growth and inflation forecasts, demand for exports, central bank actions and equity market performance.
■	Qualitative input adds a perspective not available through quantitative analysis. These considerations include, but are not limited to, AQR’s assessment of fiscal and monetary policy, trade policy, geo-political risks, and supply and demand conditions.
Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. AQR will seek to buy assets that are cheap and sell those that are expensive relative to similar investments globally and relative to their historical averages. Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.
Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term, seeking to capture the tendency that an asset’s recent performance will continue in the near future. AQR will seek to buy assets that recently outperformed and sell those that recently underperformed relative to similar investments globally and relative to their historical averages. Examples of momentum measures include simple price momentum for selecting equities and price- and yield-based momentum for selecting bonds.
Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. AQR will seek to buy high-yielding assets and sell low-yielding assets relative to similar investments globally and relative to their historical averages. An example of carry measures includes using interest rates to select currencies and bonds.

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Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. Examples of defensive measures include the profitability of companies in an index or the current account of a currency.
Each indicator of attractiveness is taken into consideration in determining whether a position will be long or short. The AQR sleeve goes long positions deemed overall attractive, and short positions deemed overall unattractive. When there is strong agreement among the indicators, the long or short position in an instrument or asset class will be given a greater weighting in the AQR sleeve, while conflicting indicators will result in a lesser weighting. Individual investments are bought or sold in accordance with periodic re-ranking and rebalancing, the frequency of which is expected to vary depending on AQR’s assessment of the investment’s attractiveness and global market conditions.
AQR allocates among the different asset classes based on their contribution to the AQR sleeve’s risk budget (i.e., the targeted level of risk or volatility). The allocation process allows AQR to make tactical risk adjustments while maintaining long-term strategic risk weights. Within each asset class, a portion of the AQR sleeve’s target risk is allocated based on the macroeconomic indicators, with the remainder allocated based on the other indicators, including value, momentum, carry and defensive. Relative weights among the indicators can vary depending on market conditions.
It is anticipated that the AQR Sleeve will comprise up to 50% of the Fund’s assets, but the Investment Manager may alter this range in its discretion without notice.
QMA Sleeve (effective third quarter 2019)
QMA uses a global macro strategy within its sleeve of the Fund. QMA believes that persistent return opportunities are generated by risk premia and mis-pricings. Risk premia create the opportunity to earn a return taking the other side of a trade from market participants, such as hedgers in commodity and currency markets, who would like to transfer risk off their books. Mis-pricings include distortions in market pricing away from fundamentals due to investor behavioral biases such as loss aversion, herding or overreaction to news. Other mis-pricings can arise due to limits to arbitrage that prevent many investors from using leverage or short selling. QMA seeks to identify those investment opportunities through a systematic framework using a mix of fundamental and market-based factors can identify those investment opportunities.
QMA evaluates five factor categories across the following global markets: equities, fixed income, currencies, and commodities. These factor categories include: sentiment (e.g., market price trends, long run mean reversion and analyst earnings revisions), valuation (e.g., market price or yield ratios to fundamental measures of intrinsic value), risk/quality (e.g., measures of corporate profitability or efficiency as well as market-based measures of risk, including volatility and credit spreads on relatively higher risk debt), growth (e.g., current and forward views of macroeconomic conditions as well as cross asset class relative performance), and carry (e.g., market structure differentials, including short-term interest rates in currencies and yield curve slope in bonds). QMA seeks to determine the most suitable set of factors for each asset class based on its understanding of the drivers of returns.
QMA’s global macro sleeve blends the output of these factor models into two sleeve components: directional and relative value, with most of the risk going toward the relative value (market neutral) component. The strategy allows for a discretionary component in the portfolio for risk management purposes.
It is anticipated that the QMA Sleeve will comprise up to 50% of the Fund’s assets, but the Investment Manager may alter this range in its discretion without notice.
Additional Principal Investment Strategies Information
The Fund is actively managed and seeks exposure to a broad range of markets, asset classes and market sectors economically tied to U.S. and foreign, including emerging, markets (both exchange-traded and over-the-counter instruments). There is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, currency, or instrument.
The derivative instruments (both exchange-traded and over-the-counter instruments) in which the Fund may invest include forwards (such as forward foreign currency contracts, commodity forwards, and forward interest rate agreements), futures (such as commodity-linked, currency, equity, fixed income/debt (including interest rate), and index futures), options (including options on swaps (commonly known as swaptions), options on futures, options on indices, writing (selling) calls against positions in the portfolio (covered calls) or writing (selling) puts), structured investments (such as commodity-linked structured notes, collateralized debt obligations, and equity-linked notes), and swaps (such as total return (which the Fund expects to invest in significantly), commodity-linked, credit default, credit default index, fixed income/debt (including interest rate swaps), contracts for difference, and swaps on commodity and index futures). The Fund typically will not gain investment exposure to the commodities markets directly, but may do so indirectly through investment in one or more Subsidiaries (as defined below). The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset, instrument, or other reference, to increase market exposure and investment flexibility, or to obtain or reduce particular exposures.

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The Fund expects to have significant investment leverage (market exposure substantially in excess of the Fund’s assets) as a result of certain of its investments (e.g., derivatives). The Investment Manager anticipates that the Fund’s net notional investment exposure will be approximately 250 - 900% of the net assets of the Fund in the market environment that the Investment Manager expects to be the most frequent, although leverage may be significantly higher or lower in other market environments or when the Investment Manager otherwise believes conditions so warrant.
The Fund may invest directly in its investments, or indirectly by investing up to 25% of its total assets in one or more offshore, wholly-owned subsidiaries (each, a Subsidiary, and, collectively, the Subsidiaries). A Subsidiary is subject to the same fundamental investment restrictions as the Fund on a consolidated basis and, to the extent applicable to the activities of a Subsidiary, compliance policies and procedures as the Fund, but is not expected to offer or sell its shares to investors other than the Fund. Generally, Subsidiaries will invest primarily in commodity-linked derivatives, but they may also invest in other instruments such as financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered under the Investment Company Act of 1940, as amended (the 1940 Act), and other investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions.
Unlike the Fund (which is subject to limitations under U.S. federal income tax laws), Subsidiaries may invest without limitation in commodity-linked derivatives; however, the Fund, in combination with its Subsidiaries, will comply with the same 1940 Act asset coverage requirements with respect to the Subsidiaries’ investments in commodity-linked derivatives that are applicable to the Fund’s direct transactions in derivatives.
The equity securities, instruments or assets in which the Fund may invest (or have investment exposure to) include issuers of any market capitalization located throughout the world (including the U.S. and emerging markets) across various investment styles (e.g., growth- and value-oriented styles), which may include common stocks, preferred stocks, convertible securities, depositary receipts, listed private equity, and real estate investment trusts (REITs) and instruments of similar entities formed under the laws of non-U.S. countries.
The fixed income securities, instruments or assets in which the Fund may invest (or have investment exposure to) include those of governments throughout the world (including the U.S. and emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises, debt securities of non-governmental issuers (e.g., corporate issuers) throughout the world (including the U.S. and emerging markets), debt securities of any credit quality/rating (including below investment grade debt securities, commonly known as “high-yield” or “junk” bonds) or debt securities that are unrated, mortgage-related assets (as described below), asset-backed securities (including those backed by consumer assets), floating rate loans, bank loans, loan assignments and loan participations, bankruptcy or trade claims, exchange-traded notes, cash/cash equivalents, and inflation-hedging assets, with exposure to governments including sovereign and quasi-sovereign debt investments.
Mortgage-related assets may be issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the U.S. Government, and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the U.S. Treasury or backed by the full faith and credit of the U.S. Government. The Fund’s investments in mortgage-related assets also include investments in stripped mortgage-backed securities such as interest-only (IO), principal-only (PO) and inverse interest-only (IIO) securities.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
There is no limitation on the credit quality/rating, maturity or duration of the instruments to which the Fund may have investment exposure. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.
From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies, including emerging markets currencies.
The Fund may take both long and short positions in all of its investments. When the Fund takes a short position, it typically sells a security or other asset that it has borrowed in anticipation of a decline in the price of the asset. To close out a short position, the Fund buys back the same security or other asset in the market and returns it to the lender. If the price of the security or other asset falls sufficiently, the Fund will make money. If it instead increases in price, the Fund will lose money. The Fund may at any time have either a net long exposure or a net short exposure to markets, and the Fund’s portfolio is not managed to maintain any fixed net long or net short market exposure. The Fund may also take long or short positions using derivative instruments.
The Fund may purchase securities in private placements, repurchase agreements, and exchange-traded funds (ETFs).

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The Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets for investment purposes or to meet its segregation obligations as a result of its investments in derivatives. In certain market conditions, the Fund may have no market positions (i.e., the Fund may hold only cash and cash equivalents) when the Investment Manager believes it is in the best interests of the Fund.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
As of the Effective Date, the information under the subsection "Principal Risks" in the "More Information About the Fund" section is hereby revised to add the following as Principal Risks of the Fund (Multi-Adviser Risk is added when the Subadvisers are each anticipated to begin managing a portion of the Fund's assets in third quarter 2019):
Allocation Risk. The Fund uses asset and risk allocation strategies in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes or investments will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected. Although the Fund will pursue its objective by allocating investment risks across asset classes that may react differently to various market states, there is no guarantee that it will be successful. The portfolio managers may not correctly estimate expected returns, volatility and correlations of various asset classes, causing the Fund’s risk allocation methodology to fail to meet the Fund’s investment objective.
Derivatives Risk – Swaptions Risk. A swaption is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of your investment in the Fund. Even though the currencies of some countries may be pegged to the U.S. dollar, the conversion rate may be controlled by government regulation or intervention at levels significantly different than what would normally prevail in a free market. Significant revaluations of the U.S. dollar exchange rate of these currencies could cause substantial reductions in the Fund’s NAV.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than other securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy suffers more than that of a Fund not following a momentum strategy.
Multi-Adviser Risk. The Fund has multiple advisory firms that each manage a portion of the Fund’s net assets on a daily basis. Each adviser makes investment decisions independently from the other adviser(s). It is possible that the security selection process of one adviser will not complement or may conflict or even contradict that of the other adviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single adviser, which could adversely affect the Fund's performance.

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Stripped Mortgage-Backed Securities Risk. Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet portfolio management’s perceived value assessment of that security, or may decline in price, even though portfolio management believes the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to portfolio management’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
The rest of the section remains the same.
Effective in the third quarter of 2019, the second and third paragraphs of the subsection “Primary Service Providers - Investment Manager” in the “More Information About the Fund" section are hereby superseded and replace with the following:
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund. The Investment Manager is responsible for the investment management of the Fund, but has delegated certain of its duties, including day-to-day portfolio management of all or a portion of the Fund’s assets to one or more investment subadvisers that determine what securities and other investments the Fund should buy or sell. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement, including fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships.
The Investment Manager has, with the approval of the Board, engaged an investment subadviser(s) to make the day-to-day investment decisions for the Fund. The Investment Manager pays the subadviser(s) for investment advisory services and retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating the Fund’s needs and the subadvisers’ skills and abilities on an ongoing basis. Based on its evaluations, the Investment Manager may at times recommend to the Board that the Fund change, add or terminate one or more subadvisers; continue to retain a subadviser even though the subadviser’s ownership or corporate structure has changed; or materially change a subadvisory agreement with a subadviser. A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreements with AQR and QMA will be available in the Fund’s semiannual report to shareholders for the fiscal period ending November 30, 2019.
Subadvisers
AQR, which is anticipated to commence serving as Subadviser to the Fund and one of its Subsidiaries in the third quarter of 2019, is located at Two Greenwich Plaza, Greenwich, CT 06830. AQR, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. AQR is a registered investment adviser. AQR was organized as a Delaware limited liability company in 1998 and provides investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts.
QMA, which is anticipated to commence serving as Subadviser to the Fund and one of its Subsidiaries in the third quarter of 2019, is located at Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. QMA, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. QMA is a registered investment adviser. QMA was founded in 1975 as the quantitative equity and global multi-asset

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solutions businesses of PGIM, Inc., the global investment management businesses of Prudential Financial, Inc. After operating for many years as a unit within PGIM, Inc., QMA became a wholly-owned subsidiary of PGIM, Inc. in 2004. QMA provides equity and global multi-asset solutions to corporate and public pension plans, endowments and foundations, sovereign wealth funds, multi-employer pension plans and subadvisory accounts.
Effective immediately, the information under the subsection "Primary Service Providers - Portfolio Managers" in the “More Information About the Fund" section is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s and the Subsidiaries' investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Sleeve Managed	Managed Fund Since
Marc Khalamayzer, CFA	Senior Portfolio Manager and Head of Liquid Alternatives	Co-Portfolio Manager and Fund Asset Allocation Team Member	Alternative Beta Sleeve and Liquidity Sleeve	2015
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Co-Portfolio Manager and Fund Asset Allocation Team Member	Alternative Beta Sleeve, Liquidity Sleeve and GTAA Sleeve	2015 August 2019
Matthew Ferrelli, CFA	Analyst	Co-Portfolio Manager and Fund Asset Allocation Team Member	Alternative Beta Sleeve and Liquidity Sleeve	June 2019
Dan Boncarosky, CFA	Portfolio Manager	Sleeve Manager	GTAA Sleeve	August 2019
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Sleeve Manager	G10 Currency Sleeve	August 2019
Corey Lorenzen, CFA	Associate Portfolio Manager	Sleeve Manager	G10 Currency Sleeve	August 2019
Jason Callan	Senior Portfolio Manager and Head of Structured Assets	Sleeve Manager	Mortgage Opportunities Sleeve	August 2019
Tom Heuer, CFA	Senior Portfolio Manager	Sleeve Manager	Mortgage Opportunities Sleeve	August 2019
Ryan Osborn, CFA	Senior Portfolio Manager	Sleeve Manager	Mortgage Opportunities Sleeve	August 2019
Mr. Khalamayzer joined the Investment Manager in 2014 as an analyst for the Global Investment Solutions Group. Prior to joining the Investment Manager, Mr. Khalamayzer was a director at Gottex Fund Management Sarl. Mr. Khalamayzer began his investment career in 2006 and earned a B.S. in economics-finance and an M.S. in finance from Bentley University.
Mr. Kutin joined the Investment Manager in 2015 as a senior portfolio manager for the Global Investment Solutions Group. Prior to joining the Investment Manager, Mr. Kutin was a portfolio manager on the global asset allocation team at Putnam Investments. Mr. Kutin began his investment career in 1998 and earned a B.S. in economics and a B.S. in mathematics with computer science from Massachusetts Institute of Technology and an M.S. in finance from Princeton University.
Mr. Ferrelli joined the Investment Manager in 2017 as an analyst for the Global Asset Allocation team. Prior to joining the Investment Manager, Mr. Ferrelli was a risk analyst at Putnam Investments. Mr. Ferrelli began his investment career in 2005 and earned a B.A. from Boston College and an M.S. in finance from Suffolk University.
Mr. Boncarosky joined one of the Columbia Management legacy firms or acquired business lines in 2008. Mr. Boncarosky began his investment career in 2008 and earned a B.S. from Leonard N. Stern School of Business at New York University.
Mr. Virginia joined the Investment Manager in 2010. Mr. Virginia began his investment career in 1996 and earned a B.S. from Kansas State University.
Mr. Lorenzen joined the Investment Manager in 2012 as a performance analyst. Mr. Lorenzen began his investment career in 2012 and earned a B.S. from the University of Wisconsin - Madison and a M.S. from the University of Wisconsin - Milwaukee.

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Mr. Callan joined the Investment Manager in 2007. Mr. Callan began his investment career in 2004 and earned a B.S. from the University of Minnesota and an M.B.A. from the University of Minnesota Carlson School of Management.
Mr. Heuer joined the Investment Manager in 1993. Mr. Heuer began his investment career in 1993 and earned a B.A. from the University of Wisconsin and an M.B.A. from the University of Minnesota.
Mr. Osborn joined the Investment Manager in 2004. Mr. Osborn began his investment career in 2004 and earned a B.B.A. from the University of Wisconsin - Madison.
Effective in the third quarter of 2019, the information under the subsection "Primary Service Providers - Portfolio Managers" in the “More Information About the Fund" section is hereby revised to add the following:
Subadviser: AQR Capital Management, LLC (AQR)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jordan Brooks, Ph.D.	Principal of AQR	Sleeve Manager	Third Quarter 2019
David Kupersmith	Principal of AQR	Sleeve Manager	Third Quarter 2019
Lars Nielsen	Principal of AQR	Sleeve Manager	Third Quarter 2019
Ashwin Thapar	Managing Director of AQR	Sleeve Manager	Third Quarter 2019
Mr. Brooks is a Principal of AQR. Mr. Brooks joined AQR in 2009 and currently serves as the co-head of fixed income and a senior member of the research and portfolio management team. He earned a B.A. in economics and mathematics from Boston College and an M.A. and a Ph.D. in economics from New York University.
Mr. Kupersmith is a Principal of AQR. Mr. Kupersmith joined AQR in 2011 and currently serves as a senior member of AQR’s global asset allocation team. He earned a B.A. in history from Amherst College and an M.B.A. from Columbia Business School.
Mr. Nielsen is a Principal of AQR. Mr. Nielsen joined AQR in 2000 and currently serves as the co-head of portfolio management, research, risk and trading. He earned a B.Sc. and an M.Sc. in economics from the University of Copenhagen.
Mr. Thapar is a Managing Director of AQR. Mr. Thapar joined AQR in 2008 and currently serves as head of AQR’s core asset allocation group. He earned a B.Sc. in finance and a B.A. in mathematics from the University of Pennsylvania.
Subadviser: QMA LLC (QMA)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Marco Aiolfi, Ph.D.	Principal and Portfolio Manager of QMA	Sleeve Manager	Third Quarter 2019
Yesim Tokat-Acikel, Ph.D.	Principal and Portfolio Manager of QMA	Sleeve Manager	Third Quarter 2019
Dr. Aiolfi joined QMA in 2012 and currently serves as a member of QMA’s Global Multi-Asset Solutions Team. He began his investment career in 2006 and earned a B.A. and a Ph.D. in economics from Bocconi University in Italy.
Dr. Tokat-Acikel joined QMA in 2010 and currently serves as a member of QMA’s Global Multi-Asset Solutions Team. She began her investment career in 2003 and earned a B.S. in industrial engineering from Bilkent University in Turkey, an M.S. in industrial engineering from the University of Arizona, Tucson, and a Ph.D. in economics from the University of California, Santa Barbara.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

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